The Ambassador Fund (the “Fund”)

(Ticker Symbol: EMPIX)

A series of Investment Managers Series Trust II

Supplement dated July 27, 2022, to the currently effective

Prospectus.

Effective immediately, the following paragraph replaces (i) the sixth paragraph under the “Summary Section – Principal Investment Strategies” section of the Fund’s Prospectus, and (ii) the 11th paragraph under the “More About the Fund’s Investment Objective, Principal Investment Strategies and Risks – Principal Investment Strategies” section of the Fund’s Prospectus:

The Cat Bonds and other insurance-linked securities in which the Fund seeks to invest substantially all of its assets are typically only available to “qualified institutional buyers” (or “QIBs”), as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). To qualify as a QIB, the Fund generally must have at least $100 million in assets or qualify under another provision of the QIB definition under Rule 144A. For any period during which the Fund does not qualify as a QIB, it will not be able to purchase Cat Bonds or other insurance-linked securities under Rule 144A, which may prevent the Fund from achieving its investment objective.

Effective immediately, the following paragraph replaces the “QIB Qualification Risk” in the “Summary Section – Principal Risks of Investing” and “More About the Fund’s Investment Objective, Principal Investment Strategies and Risks – Principal Risks of Investing” sections of the Fund’s Prospectus:

QIB Qualification Risk: The Cat Bonds and other insurance-linked securities in which the Fund seeks to invest substantially all of its assets are typically only available to “qualified institutional buyers” (or “QIBs”), as defined in Rule 144A under the 1933 Act. To qualify as a QIB, the Fund generally must have at least $100 million in assets or qualify under another provision of the QIB definition under Rule 144A. Upon commencing operations, the Fund may not immediately qualify as a QIB. Additionally, after the Fund qualifies as a QIB, it may fail to qualify as a QIB at some point in the future. For any period during which the Fund does not qualify as a QIB, it will not be able to purchase Cat Bonds or other insurance-linked securities under Rule 144A, which may prevent the Fund from achieving its investment objective.

Please file this Supplement with your records.

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